EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David W. Carter, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of Xenogen Corporation, that, to my knowledge, the Quarterly Report of Xenogen Corporation on Form 10-Q for the quarterly period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Xenogen Corporation.

A signed original of this written statement required by Section 906 has been provided to Xenogen Corporation and will be retained by Xenogen Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 16, 2004	By:	/s/ David W. Carter
	Name:	David W. Carter
	Title:	Chief Executive Officer

I, William A. Albright, Jr., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of Xenogen Corporation, that, to my knowledge, the Quarterly Report of Xenogen Corporation on Form 10-Q for the quarterly period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Xenogen Corporation.

A signed original of this written statement required by Section 906 has been provided to Xenogen Corporation and will be retained by Xenogen Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 16, 2004	By:	/s/ William A. Albright
	Name:	William A. Albright, Jr.
	Title:	Chief Financial Officer